SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 26, 2000
                                                 ------------------------------

                              Southern Energy, Inc.
             (Exact name of registrant as specified in its charter)

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          Delaware                  001-16107               58-2056305
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
      of incorporation)              Number)                   No.)


900 Ashwood Parkway, Suite 500, Atlanta, Georgia                      30338
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    (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code      (770) 821-7000
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                                       N/A

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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.
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         On September 26, 2000, Southern Energy, Inc. (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of 66,700,000 shares of the Company's common stock at a price of $22 per share. These shares of the Company's common stock were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the registration statement (Registration Statement No. 333-35390) of the Company.

         On September 26, 2000, the Company and SEI Trust I (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 6,900,000 6 1/4% Convertible Trust Preferred Securities, Series A (liquidation amount $50 per Preferred Security). Said Preferred Securities were registered under the Securities Act pursuant to the registration statement (Registration Statement Nos. 333-41680 and 333-41680-0) of the Company and the Trust.

         On October 3, 2000, the Company announced the closing of both of the above public offerings. In addition, the Company announced the addition of three new members to its board of directors - A. D. Correll, William J. Hjerpe and David J. Lesar.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                (c) Exhibits.

                  4.1 Subordinated Note Indenture dated as of October 1, 2000, between the Company and Bankers Trust Company, as Trustee.

                  4.2 First Supplemental Indenture dated as of October 2, 2000, providing for the issuance of the Company's 6 1/4% Convertible Junior Subordinated Notes, Series A due 2030.

                  4.5      Amended and Restated Trust Agreement of SEI Trust I.

                  4.6 Form of Preferred Security of SEI Trust I (included in Exhibit 4.5 above).

                  4.7 Form of 6 1/4% Junior Convertible Subordinated Note, Series A due 2030 (included in Exhibit 4.2 above).

                  4.8      Guarantee relating to SEI Trust I.

                  4.9 Agreement as to Expenses and Liabilities relating to SEI Trust I (included in Exhibit 4.5 above).

                  99.1 Press release dated September 27, 2000 regarding the pricing of the Company's public offerings.

                  99.2 Press release dated October 3, 2000 regarding the closing of the Company's public offerings and the addition of three new members to the Company's board of directors.


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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     October 3, 2000            SOUTHERN ENERGY, INC.



                                     By    /s/ J. William Holden, III
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                                             J. William Holden, III
                                          Vice President and Treasurer